UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

February 26, 2016 (February 24, 2016)

Date of Report (Date of earliest event reported)

NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas		77036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2016, National Oilwell Varco, Inc. (the “Company”) granted the following stock options, restricted stock awards and performance awards to its named executive officers:

Name	Securities Underlying Stock Options (#)	Restricted Stock Awards (36 Months) (#)	Performance Awards (Target # of Shares)
Clay C. Williams	697,674	79,674	74,703
Jose A. Bayardo	224,215	25,863	24,249
Joseph W. Rovig	149,477	17,242	16,166
Craig L. Weinstock	134,529	15,518	14,549
Scott K. Duff	112,108	12,932	12,125

The Stock Options were granted at a price equal to the closing trading price of the Company’s common stock on the New York Stock Exchange on February 24, 2016 ($28.24 per share). Each of such options has a term of 10 years and vests in three equal annual installments commencing on the first anniversary of the date of grant. If an employee dies while in the employ of the Company, the employee’s estate may exercise the vested options at any time within 10 years from the date of grant.

The Restricted Stock Awards granted by the Company shall vest in three equal annual installments commencing on the first anniversary of the date of grant, provided that such executive officer remains continuously employed with the Company during such time period.

The Performance Awards can be earned by the executives only if the percentile ranking of the Company’s Total Shareholder Return (“TRS”) as measured against the TSR of the constituent members of the OSX Index over a three-year performance period, exceeds certain levels. The following table summarizes the payout levels on the TSR Award based on the relative performance of the Company’s TSR:

Level	Payout %	Percentile Rank vs. OSX Comparator Group
Maximum	200%	75th percentile or greater
Target	100%	50th percentile
Minimum	50%	25th percentile
No Payout	0%	Below the 25th percentile

Results falling between the stated thresholds of minimum, target and maximum will result in an interpolated, or sliding scale, payout.

The foregoing description of the stock options, restricted stock awards and performance awards is qualified in its entirety by reference to the Company’s Long-Term Incentive Plan and the form of NOV Employee Nonqualified Stock Option Grant Agreement, the form of NOV Restricted Stock Agreement and the form of NOV Performance Award Agreement, which are attached to this Current Report as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Form of NOV Employee Nonqualified Stock Option Grant Agreement

10.2	Form of NOV Restricted Stock Agreement

10.3	Form of NOV Performance Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2016	NATIONAL OILWELL VARCO, INC.

/s/ Brigitte M. Hunt
Brigitte M. Hunt
Vice President

Index to Exhibits

10.1	Form of NOV Employee Nonqualified Stock Option Grant Agreement

10.2	Form of NOV Restricted Stock Agreement

10.3	Form of NOV Performance Award Agreement